Exhibit 32.1
CERTIFICATIONS

PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY

ACT OF 2002
In

connection

with

the

Quarterly

Report

on

Form

10-Q

for

the

quarter

ended

September

30,

2022

of

Everest
Reinsurance

Holdings,

Inc.,

a corporation

organized

under the

laws

of

Delaware

(the

“Company”),

filed

with

the
Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify, pursuant to
18 U.S.C. ss. 1350, as enacted by section

906 of the Sarbanes-Oxley Act of 2002, that:
1.
The Report fully complies with the requirements

of section 13(a) or 15(d) of the Securities Exchange

Act of
1934, and
2.
The information contained in the Report fairly presents,

in all material respects, the financial condition and
results of operations of the Company.
November 10, 2022
/S/ JUAN C. ANDRADE
Juan C. Andrade
Chairman, President and
Chief Executive Officer

/S/ MARK KOCIANCIC
Mark Kociancic
Executive Vice President and
Chief Financial Officer